UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2011

BMB MUNAI, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (727) 237-51-25
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT INFORMATION FOR SHAREHOLDERS AND OTHERS
REGARDING PROXY MATERIALS

The Company will file with the Securities and Exchange Commission and distribute to stockholders a proxy statement that will contain information about the Company, the Acquisition (as defined below) and related matters. Stockholders are urged to read the proxy statement carefully when it is available, as it will contain important information that stockholders should consider before making a decision about the acquisition. In addition to receiving the proxy statement from the Company by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the website of the Securities and Exchange Commission at www.sec.gov or, without charge, from the Company, at its website at www.bmbmunai.com. This current report on Form 8-K is not a solicitation of a proxy.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Acquisition.  Information concerning the Company’s directors and executive officers is set forth in the Company’s annual report on Form 10-K for the year ended March 31, 2010, which was filed with the Securities and Exchange Commission on June 24, 2010.  Additional information regarding the interests, if any, of the Company’s participants in the solicitation of proxies in connection with the proposed Acquisition will be included in the proxy statement to be filed with the Securities and Exchange Commission. The Company’s press releases and other information about the Company are available at the Company’s website.

Item 2.02 Results of Operations and Financial Condition.

As previously disclosed, BMB Munai, Inc., a Nevada corporation (the “Company”), has entered into a Participation Interest Purchase Agreement, dated as of February 14, 2011 (the “PIPA”), with MIE Holdings Corporation, a company with limited liability organized under the laws of the Cayman Islands (“MIE”), and its subsidiary, Palaeontol B.V., a company organized under the laws of the Netherlands (the “Buyer”), pursuant to which the Company agreed to sell for cash all of its interests in and intercompany loans to its wholly-owned operating subsidiary, Emir Oil LLP, an entity organized under the laws of the Republic of Kazakhstan (“Emir”), to the Buyer (the “Acquisition”).  The Acquisition constitutes a major transaction for MIE under the applicable Rules Governing the Listing of Securities on the Main Board of the Hong Kong Stock Exchange (the “HKSE Rules”), requiring MIE to obtain shareholder approval of the Acquisition in advance of the closing under the PIPA.

In connection with its solicitation of the requisite votes of its shareholders to approve the Acquisition, MIE prepared and filed with the Hong Kong Stock Exchange on the date hereof, for distribution to its shareholders, an informational circular providing information relevant to an MIE shareholder’s determination of whether to approve the Acquisition  (the “Major Transaction Circular”).  In accordance with applicable HKSE Rules, MIE included in its Major Transaction Circular financial statements for Emir for the completed fiscal periods presented, which financial statements were prepared on a stand-alone basis and in accordance with International Financial Reporting Standards, as issued by the International Accounting Standards Board (“IFRS”).

The Company is furnishing as an exhibit to this current report on Form 8-K the financial statements of Emir so prepared solely in order to comply with the applicable rules of the Securities and Exchange Commission relating to any public announcement disclosing material non-public information regarding the results of operations of a registrant or its subsidiary for a completed quarterly or annual fiscal period. The Company is also furnishing as an exhibit hereto a reconciliation of the Emir financial statements prepared in accordance with IFRS to the Emir financial statements prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”).  The financial statements of Emir were prepared in accordance with IFRS rather than U.S. GAAP in order to facilitate compliance by MIE with the applicable HKSE Rules concerning the solicitation of shareholders for the approval of a major transaction under such HKSE Rules.

The financial statements of Emir furnished herewith should not be considered in isolation by investors in the Company because they do not include a number of debt and other obligations of the Company, which are presented on a consolidated basis in the Company’s financial statements prepared in accordance with U.S. GAAP, that are material to an investment decision of a Company stockholder.  Investors in the Company and others are encouraged to read the Company’s financial statements included in the Company’s periodic reports filed by it with the Securities and Exchange Commission from time to time.

Item 7.01 Regulation FD Disclosure.

MIE also included in its Major Transaction Circular, among other things, results of a report of Chapman Petroleum Engineering Ltd. (the “Chapman Report”), an independent petroleum engineering firm engaged by MIE to conduct analysis of Emir’s reserves as of the year ended December 31, 2010. The entirety of the Chapman Report is not furnished herewith, and those portions that are provided are done so solely for informational purposes to ensure the Company’s compliance with applicable rules and regulations of the Securities and Exchange Commission. The Company’s disclosure of this information should not be deemed to mean that the Company has made a determination that the Chapman Report is material information, or that it should be relied upon by the Company’s investors or others for any purpose.

Investors are urged not to consider the portions of the Chapman Report furnished herewith in isolation but rather to read it together with the other information about the Company and its operations included in the periodic and current reports that the Company files with the Securities and Exchange Commission from time to time, as well as the information that will be contained in the Company’s definitive proxy statement with respect to the Acquisition when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of Emir Oil LLP for the three years ended March 31, 2008, 2009 and 2010, and the nine-month period ended December 31, 2010, prepared in accordance with IFRS
99.2	Reconciliation of Emir IFRS financial statements to Emir U.S. GAAP financial statements
99.3	Selected excerpts from the Chapman Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: April 18, 2011	By:	/s/ Gamal Kulumbetov
Gamal Kulumbetov
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Financial Statements of Emir Oil LLP for the three years ended March 31, 2008, 2009 and 2010, and the nine-month period ended December 31, 2010, prepared in accordance with IFRS
99.2	Reconciliation of Emir IFRS financial statements to Emir U.S. GAAP financial statements
99.3	Selected excerpts from the Chapman Report

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